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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or an officer of NABISCO GROUP HOLDINGS CORP., a Delaware corporation ("Nabisco Group Holdings"), do hereby make, constitute and appoint James A. Kirkman III and Robert K. DeVries, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the ANNUAL REPORT ON FORM 10-K of Nabisco Group Holdings for the fiscal year ended December 31, 1999, and any and all amendments or supplements to the foregoing Annual Report and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Nabisco Group Holdings is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Nabisco Group Holdings to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name this 17th day of March, 2000.

             /s/ JAMES M. KILTS
--------------------------------------------   President and Chief Executive Officer;
               James M. Kilts                  Director

--------------------------------------------   Senior Vice President and Chief Financial
               James E. Healey                 Officer

--------------------------------------------   Senior Vice President and Controller
               Thomas J. Pesce

           /s/ JOHN T. CHAIN, JR.
--------------------------------------------   Director
             John T. Chain, Jr.

           /s/ JULIUS L. CHAMBERS
--------------------------------------------   Director
             Julius L. Chambers

            /s/ JOHN L. CLENDENIN
--------------------------------------------   Director
              John L. Clendenin

           /s/ STEVEN F. GOLDSTONE
--------------------------------------------   Chairman
             Steven F. Goldstone

              /s/ RAY J. GROVES
--------------------------------------------   Director
                Ray J. Groves

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
            /s/ DAVID B. JENKINS
--------------------------------------------   Director
              David B. Jenkins

           /s/ FRED H. LANGHAMMER
--------------------------------------------   Director
             Fred H. Langhammer

           /s/ H. EUGENE LOCKHART
--------------------------------------------   Director
             H. Eugene Lockhart

           /s/ THEODORE E. MARTIN
--------------------------------------------   Director
             Theodore E. Martin

           /s/ ROZANNE L. RIDGWAY
--------------------------------------------   Director
             Rozanne L. Ridgway